SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 18, 2005



                         COMMISSION FILE NUMBER 0-14837

                            ELMER'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

            OREGON              ___________               93-0836824
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


 11802 S.E. Stark St.
  Portland, Oregon                97216                  (503) 252-1485
(ADDRESS OF PRINCIPAL           (ZIP CODE)       (REGISTRANT'S TELEPHONE NUMBER,
  EXECUTIVE OFFICES)                                   INCLUDING AREA CODE)

Item 8.01         Other Events.

On February 15, 2005, the Director of the Oregon State Lottery issued a press release describing a proposal for commissions paid to lottery retailers on the sale of new lottery games. The text of the Director's press release is available at http://info.oregonlottery.org/041.htm.

The Company's stock is currently subject to a tender offer by the ERI Acquisition Corp. The Purchaser group issued a press release on February 17, 2005 extending the tender offer until March 10, 2005. As a result of the Lottery Director's proposal, the Purchaser group specifically reserved the right under the material adverse change provision of the Tender Offer to amend or terminate the Tender Offer at or prior to the expiration date.

Pursuant to a six-year contract with the Lottery Commission commencing June 28, 2004, the Company offers Oregon lottery products at 19 of 28 Company owned restaurants. The Company believes its lottery contract is material to its business because of the additional net income derived from the commissions received on such lottery products.

The effect of any changes to our current contract will depend on a variety of factors, including the final lottery contract and commission terms adopted by the Commission, the degree to which new games add incremental revenue or cannibalize revenues from other games, overall growth rates and the growth rates of each type of game, customer migration from existing games to new games and the Company's ability to modify its operations to mitigate adverse effects, if any, of a new contract. The Company is unable to predict whether the proposal will be approved as proposed, modified or disapproved entirely. While it is not possible to quantify the specific effect of this proposal at this time, certain contract changes potentially could have a significant adverse impact on the Company's future earnings.

The discussion and information set forth in this Form 8-K may contain forward-looking statements that are subject to risk and uncertainties that could cause actual results to differ materially from those stated and which are made pursuant to the Safe Harbor provisions of the private Securities Litigation Reform Act of 1995. Statements indicating that the Company "believes", "expects", "anticipates" or "estimates" are forward-looking as are all other statements regarding future financial results, operations, market conditions and other events that have not yet occurred. In addition to the risks and uncertainties identified in the text of this Form 8-K above, these forward-looking statements may involve a number of other risks and uncertainties relating to the Company's business, financial conditions, and operations, as well as other factors listed in the Company's filings with the Securities and Exchange Commission. The reader is advised that the identified risks and uncertainties is not an exhaustive list and should not be construed as any prediction by the Company as to which risks would cause actual results to differ materially from those indicated by the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ELMER'S RESTAURANTS, INC.

Date: February 17, 2005                    By:/s/ BRUCE N. DAVIS
                                           -------------------------------------
                                           Bruce N. Davis, President